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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  December 2, 1998

                                KELLOGG COMPANY
             (Exact name of registrant as specified in its charter)

                          Commission File No.:  1-4171

State of Incorporation:  Delaware   IRS Employee Indentification No.: 38-0710690




                               One Kellogg Square
                          Battle Creek, MI  49016-3599
           (Address of primary executive offices, including ZIP Code)

      Registrant's telephone number, including area code:  (616) 961-2000
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Item 5: Other Events

The Company issued a press release today in the form attached as Exhibit 99.01.


               SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements contained in the Company's press release constitute
"forward looking statements" under the Private Securities Litigation Reform Act. Projections related to expense reductions and savings forecasts, earnings and profitability, and the Companies restructuring efforts involve certain risks and uncertainties. Actual results may differ materially due to factors such as the impact of competitive conditions; changes in the levels of spending on system initiatives and business opportunities; other streamlining initiatives; changes in statutory tax law or generally accepted accounting practices; and other items.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     KELLOGG COMPANY




                                     By:   /s/ Alan Taylor
                                        --------------------------
                                        Vice President-Corporate Controller



Date:  December 2, 1998
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                               INDEX TO EXHIBITS




EXHIBIT NO.                   DESCRIPTION
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  99.01                       Press Release